                                                                  EXHIBIT 10.75

                                                                 [JPMORGAN LOGO]

JPMorgan Chase Bank
P.O. Box 161
60 Victoria Embankment
London EC4YO JP
England

                                                          August 11, 2003

To: CADENCE DESIGN SYSTEMS, INC.
2655 Seely Avenue
San Jose, CA 95134
Attention: Treasurer
Telephone No.: (408) 943-1234
Facsimile No.: (408) 943-0513

Re: Call Option Transaction

Reference:

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between JPMORGAN CHASE BANK, LONDON BRANCH ("JPMORGAN") AND CADENCE DESIGN SYSTEMS, INC. ("COUNTERPARTY") on the Trade Date specified below (the "TRANSACTION"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation shall replace any previous letter and serve as the final documentation for this Transaction.

         The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "EQUITY DEFINITIONS"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation shall govern. Certain defined terms used herein have the meanings assigned to them in the Offering Memorandum dated August 11, 2003 (the "OFFERING MEMORANDUM") relating to the USD 350,000,000 principal amount of Zero Coupon Zero Yield Senior Convertible Notes due August 15, 2023, (the "CONVERTIBLE NOTES") issued by the Counterparty pursuant to an Indenture to be dated August 15, 2003 between Counterparty and J.P. Morgan Trust Company, National Association, as trustee (the "INDENTURE"). In the event of any inconsistency between the terms defined in the Offering Memorandum and this Confirmation, the Confirmation shall govern.

         Each party is hereby advised, and each such party acknowledges, that the other party has engaged in, or refrained from engaging in, substantial financial transactions and has taken other material actions in reliance upon the parties' entry into the Transaction to which this Confirmation relates on the terms and conditions set forth below.

1. This Confirmation evidences a complete and binding agreement between JPMorgan and the Counterparty as to the terms of the Transaction to which this Confirmation relates. In addition, JPMorgan and the Counterparty agree to make all reasonable efforts to promptly negotiate, execute, and deliver an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "AGREEMENT"), with such modifications as JPMorgan and the Counterparty will in good faith agree together with related schedules. Upon the execution by JPMorgan and the Counterparty of such an agreement, this Confirmation will supplement, form a apart of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until JPMorgan and the Counterparty execute such agreement, this Confirmation, together with all other documents referring to an Agreement (each a "CONFIRMATION") confirming transactions (each a "TRANSACTION") entered into between JPMorgan and the Counterparty (notwithstanding

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the Agreement as if JPMorgan and the Counterparty had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and United States dollars as the Termination Currency and Second Method and Loss as the payments on early termination) on the Trade Date of the first such Transaction between JPMorgan and the Counterparty. In the event of any inconsistency between provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that if they have not executed an Agreement within 60 days from the Trade Date it shall constitute an Additional Termination Event under the Agreement in respect of which the Counterparty is the sole Affected Party and this Transaction is the sole Affected Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

         Trade Date:                          August 11, 2003

         Option Style:                        "Modified American", as set forth
                                              under "Exercise and Valuation"
                                              below

         Option Type:                         Call

         Buyer:                               Counterparty

         Seller:                              JPMorgan

         Shares:                              The common stock of Counterparty,
                                              par value USD 0.01 per Share
                                              (Exchange symbol "CDN")

         Number of Options:                   A number equal to the Conversion
                                              Rate (as defined in the Offering
                                              Memorandum, but without regard to
                                              Section 13.08 and Section 13.13 of
                                              the Indenture), multiplied by the
                                              number of USD 1,000 principal
                                              amount of Convertible Notes (each
                                              such USD 1,000 principal amount, a
                                              "CONVERTIBLE NOTE")

         Option Entitlement:                  One Share per Option

         Strike Price:                        USD 15.65

         Premium:                             USD 110,998,055

         Premium Payment Date:                August 15, 2003

         Exchange:                            The New York Stock Exchange

         Related Exchange(s):                 The principal exchange(s) for
                                              options contracts or futures
                                              contracts, if any, with respect to
                                              the Shares

Exercise and Valuation:

         Exercise Period:                     Notwithstanding the Equity
                                              Definitions, the Exercise Period
                                              shall be, in respect of the
                                              Exercise Options, each

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                                              period commencing from the date a
                                              Notice of Conversion is submitted
                                              to the Counterparty by a holder of
                                              Convertible Notes to and including
                                              the third Exchange Business Day
                                              following the Conversion Date for
                                              such Convertible Notes. For the
                                              avoidance of doubt, only a number
                                              of options equal to the Exercise
                                              Options shall be exercisable
                                              hereunder, and only during the
                                              Exercise Period for such Exercise
                                              Options.

         Exercise Options:                    A number of Options equal to the
                                              Conversion Rate (but without
                                              regard to any adjustment under
                                              Section 13.08 and Section 13.13 of
                                              the Indenture) of Convertible
                                              Notes surrendered to Counterparty
                                              for conversion times the number of
                                              such Convertible Notes.

         Expiration Time:                     The Valuation Time

         Expiration Date:                     In respect of any Exercise
                                              Options, the earlier of August 15,
                                              2008 and the final day of the
                                              Exercise Period in respect of such
                                              Exercise Options.

         Multiple Exercise:                   Applicable; and means that
                                              Counterparty may exercise, with
                                              respect to an Exercise Period and
                                              the Exercise Options relating to
                                              such Period, a number of Options
                                              not less than one (1) and not
                                              greater than such Exercise
                                              Options.

         Automatic Exercise:                  Applicable; and means that a
                                              number of Options not previously
                                              exercised hereunder equal to the
                                              Exercise Options shall be deemed
                                              to be exercised on the Expiration
                                              Date for the Exercise Period
                                              relating to such Exercise Options;
                                              provided that Counterparty has
                                              notified JPMorgan (in writing or
                                              orally) of the Conversion Date and
                                              the number of such Exercise
                                              Options one Exchange Business Day
                                              prior to such Expiration Date.

         Valuation Time:                      At the close of trading of the
                                              regular trading session on the
                                              Exchange

Settlement Terms:

         Physical Settlement:                 Applicable; provided that if and
                                              to the extent Counterparty is
                                              required to deliver cash in lieu
                                              of fractional Shares (or any
                                              fractional Shares) with respect to
                                              the settlement of Convertible
                                              Notes, the Calculation Agent shall
                                              adjust the settlement terms
                                              hereunder to account for delivery
                                              by JPMorgan to Counterparty of
                                              such cash or fractional Shares in
                                              the amount of such required
                                              delivery obligation.

         Settlement Date:                     For any Exercise Options relating
                                              to the conversion of Convertible
                                              Notes, the settlement date for
                                              Shares to be

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                                              delivered under such Convertible
                                              Notes under the terms of the
                                              Indenture.

         Failure to Deliver:                  Applicable

3. Additional Terms applicable to the Transaction:

   Adjustments applicable to the Transaction:

    Potential Adjustment Events:              Notwithstanding Section 9.1(e) of
                                              the Equity Definitions, a
                                              "Potential Adjustment Event" means
                                              any occurrence of any event or
                                              condition, as set forth in Section
                                              13.06 of the Indenture that would
                                              result in an adjustment to the
                                              Conversion Rate of the Convertible
                                              Notes; provided that in no event
                                              shall there be any adjustment
                                              hereunder as a result of an
                                              adjustment to the Conversion Rate
                                              pursuant to Section 13.08 and
                                              Section 13.13 of the Indenture.

    Method of Adjustment:                     Calculation Agent Adjustment, and
                                              means that, notwithstanding
                                              Section 9.1(c) of the Equity
                                              Definitions, upon any adjustment
                                              to the Conversion Rate of the
                                              Convertible Notes pursuant to the
                                              Indenture (other than Section
                                              13.08 and Section 13.13 of the
                                              Indenture), the Calculation Agent
                                              will make a corresponding
                                              adjustment to any one or more of
                                              the Strike Price, Number of
                                              Options, the Option Entitlement
                                              and any other variable relevant to
                                              the exercise, settlement or
                                              payment for the Transaction.

Extraordinary Events applicable to the Transaction:

         Merger Events:                       Notwithstanding Section 9.2(a) of
                                              the Equity Definition, a "Merger
                                              Event" means the occurrence of any
                                              event or condition set forth in
                                              Section 8.01 of the Indenture.

         Consequence of Merger Events:        Notwithstanding Section 9.3 of the
                                              Equity Definition, upon the
                                              occurrence of a Merger Event, the
                                              Calculation Agent shall make a
                                              corresponding adjustment in
                                              respect of any adjustment under
                                              the Indenture to any one or more
                                              of the nature of the Shares,
                                              Strike Price, Number of Options,
                                              the Option Entitlement and any
                                              other variable relevant to the
                                              exercise, settlement or payment
                                              for the Transaction.

Additional Termination Events:            If an event of default with respect to
                                          Counterparty shall occur under the
                                          terms of the Convertible Notes as set
                                          forth in Section 5.01 of the
                                          Indenture, then such event shall
                                          constitute an Additional Termination
                                          Event applicable to this Transaction
                                          and, with respect to such event (i)
                                          Counterparty shall be deemed to be
                                          Affected Party and JPMorgan shall be
                                          deemed to be the party that is not the
                                          Affected Party and (ii) JPMorgan shall
                                          be the party entitled to designate an
                                          Early Termination Date pursuant to
                                          Section 6(b) of the Agreement.

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

Payments on Early Termination:                Second Method and Loss

  4. Calculation Agent:                       JPMorgan, whose calculations and
                                              determinations shall be made in
                                              good faith and in a commercially
                                              reasonable manner, including with
                                              respect to calculations and
                                              determinations that are made in
                                              its sole discretion.

  5. Account Details:

         (a)      Account for payments to Counterparty:

                  Cadence Design Systems, Inc.
                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________

                  Account for delivery of Shares to Counterparty:

                  Mellon Investor Services
                  235 Montgomery Street, 23rd Floor
                  San Francisco, CA 94104
                  Cadence Design Systems Book Memo Treasury Reserve Account
                  Comment: When you are ready to deliver shares contact Cadence FIRST.

         (b)      Account for payments to JPMorgan:

                  JPMorgan Chase Bank, New York
                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________

                  Account for delivery of Shares from JPMorgan:

                  DTC 060

  6. Offices:

The Office of Counterparty for the Transaction is: Inapplicable, Counterparty is not a Multibranch Party.

The Office of JPMorgan for the Transaction is: New York

                  JP Morgan Chase Bank
                  London Branch
                  P.O. Box 161
                  60 Victoria Embankment
                  London EC4Y 0JP, England

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

  7. Notices: For purposes of this Confirmation:

         (a)      Address for notices or communications to Counterparty:

                  Cadence Design Systems, Inc.
                  Attention: Treasurer
                  Telephone No.: (408) 943-1234
                  Telecopy No.: (408) 943-0513

                  Address for notices or communications to JPMorgan:

                  JPMorgan Chase Bank
                  277 Park Avenue, 11th Floor
                  New York, NY 10172
                  Attention: Kevin J. Moran
                  EDG Corporate Marketing
                  Telephone No.: (212)622-6707
                  Telecopy No.:  (212)622- 8534

  8. Other Provisions:

         (a) No Reliance, etc. Each party represents that (i) it is entering into the Transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) neither the other party nor any of its agents are acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has not relied on the other party for any legal, regulatory, tax, business, investment, financial, and accounting advice, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any view expressed by the other party or any of its agents; and (v) it is entering into this Transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

         (b) Share De-listing Event. If at any time during the period from and including the Trade Date, to and including August 15, 2008, the Shares cease to be listed on the Exchange for any reason (other than a Merger Event) and are not immediately re-listed as of the date of such de-listing on The New York Stock Exchange, The American Stock Exchange or the Nasdaq National Market System (or their respective successors) (the "SUCCESSOR EXCHANGE"), then Cancellation and Payment shall apply, and the date of the de-listing shall be deemed the date of termination for purposes of calculating any payment due from one party to the other in connection with the cancellation of this Transaction. If the Shares are immediately re-listed on a Successor Exchange upon their de-listing from the Exchange, this Transaction shall continue in full force and effect, provided that the Successor Exchange shall be deemed to be the Exchange for all purposes hereunder. In addition, the Calculation Agent shall make any adjustments it deems necessary to the terms of the Transaction in accordance with Calculation Agent Adjustment method as defined under Section 9.1(c) of the Equity Definitions.

         (c) Repurchase Notices. Counterparty shall, on any day on which Counterparty effects any repurchase of Shares, promptly give JPMorgan a written notice of such repurchase (a "REPURCHASE NOTICE") if following such repurchase, the Options Equity Percentage as determined on such day is (i) greater than 5% and (ii) greater by 0.5% than the Options

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                  Equity Percentage included in the immediately preceding Repurchase Notice (or, in the case of the first such Repurchase Notice, greater than the Options Equity Percentage as of the date hereof). The "OPTIONS EQUITY PERCENTAGE" as of any day is the fraction (A) the numerator of which is the product of the Number of Options and the Option Entitlement and (B) the denominator of which is the number of Shares outstanding on such day. Counterparty agrees to indemnify and hold harmless JPMorgan and its affiliates and their respective officers, directors, employees, affiliates, advisors, agents and controlling persons (each, an "INDEMNIFIED PERSON") from and against any and all losses (including losses relating to JPMorgan's hedging activities as a consequence of becoming, or of the risk of becoming, a Section 16 "insider", including without limitation, any forbearance from hedging activities or cessation of hedging activities and any losses in connection therewith with respect to this Transaction), claims, damages, judgments, liabilities and expenses (including reasonable attorney's fees), joint or several, to which an Indemnified Person actually incurs as a result of Counterparty's failure to provide JPMorgan with a Repurchase Notice on the day and in the manner specified in this Section 8(c), and to reimburse, within 30 days, upon written request, each of such Indemnified Persons for any reasonable legal or other expenses incurred in connection with investigating, preparing for, providing testimony or other evidence in connection with or defending any of the foregoing. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against the Indemnified Person, such Indemnified Person shall promptly notify the Counterparty in writing, and the Counterparty, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Counterparty may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. Counterparty shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, Counterparty agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Counterparty shall not, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding on terms reasonably satisfactory to such Indemnified Person. If the indemnification provided for in this paragraph (c) is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then Counterparty under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities. The remedies provided for in this paragraph (c) are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Party at law or in equity. The indemnity and contribution agreements contained in this paragraph (c) shall remain operative and in full force and effect regardless of the termination of this Transaction.

         (d) Material Non-Public Information. Counterparty represents and warrants that each of it and its Affiliates is not, on the date hereof, in possession of any material non-public information with respect to Counterparty.

         (e) Eligible Contract Participant. Counterparty represents and warrants that it is an "eligible contract participant" (as such term is defined in Section 1(a)(12) of the Commodity Exchange Act, as amended (the "CEA") because one or more of the following is true:

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                  Counterparty is a corporation, partnership, proprietorship, organization, trust or other entity and:

                           (A) Counterparty has total assets in excess of USD 10,000,000;

                           (B) the obligations of Counterparty hereunder are guaranteed, or otherwise supported by a letter of credit or keepwell, support or other agreement, by an entity of the type described in Section 1a(12)(A)(i) through
                                    (iv), 1a(12)(A)(v)(I), 1a(12)(A)(vii) or
                                    1a(12)(C) of the CEA; or

                           (C) Counterparty has a net worth in excess of USD 1,000,000 and has entered into this Agreement in connection with the conduct of Counterparty's business or to manage the risk associated with an asset or liability owned or incurred or reasonably likely to be owned or incurred by Counterparty in the conduct of Counterparty's business.

         (f) Regulation M. The Counterparty was not on the Trade Date and is not on the date hereof engaged in a distribution, as such term is used in Regulation M under the Securities Exchange Act of 1934, as amended ("EXCHANGE ACT"), of any securities of Counterparty, other than a distribution meeting the requirements of the exception set forth in sections 101(b)(10) and 102(b)(7) of Regulation M. The Counterparty shall not, until the fifth Exchange Business Day immediately following the Trade Date, engage in any such distribution.

         (g) No Manipulation. The Counterparty is not entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares).

         (h) Number of Repurchased Shares. Counterparty represents that it could have purchased Shares, in an amount equal to the product of the Number of Options and the Option Entitlement, on the Exchange or otherwise, in compliance with applicable law, its organizational documents and any orders, decrees, contractual agreements binding upon Counterparty, on the Trade Date.

         (i) Board Authorization. Each of this Transaction and the issuance of the Convertible Notes was approved by its board of directors and publicly announced, solely for the purposes stated in such board resolution and public disclosure and, prior to any exercise of Options hereunder, Counterparty's board of directors will have duly authorized any repurchase of Shares pursuant to this Transaction. Counterparty further represents that there is no internal policy, whether written or oral, of Counterparty that would prohibit Counterparty from entering into any aspect of this Transaction, including, but not limited to, the purchases of Shares to be made pursuant hereto.

         (j) Transfer or Assignment. Neither party may transfer any of its rights or obligations under this Transaction without the prior written consent of the non-transferring party; provided that if, as determined at JPMorgan's sole discretion, its "beneficial ownership" (within the meaning of Section 16 of the Exchange Act and rules promulgated thereunder) exceeds 8% of Counterparty's outstanding Shares, JPMorgan may transfer or assign a number of Options sufficient to reduce such "beneficial ownership" to 7.5% to any third party with a rating for its long term, unsecured and unsubordinated indebtedness of A+ or better by Standard and Poor's Rating Group, Inc. or its successor ("S&P"), or A1 or

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                  better by Moody's Investor Service, Inc. ("MOODY'S") or, if either S&P or Moody's ceases to rate such debt, at least an equivalent rating or better by a substitute agency rating mutually agreed by Counterparty and JPMorgan. If, in the discretion of JPMorgan, JPMorgan is unable to effect such transfer or assignment after its commercially reasonable efforts on pricing terms reasonably acceptable to JPMorgan and within a time period reasonably acceptable to JPMorgan, JPMorgan may designate any Exchange Business Day as an Early Termination Date with respect to a portion (the "TERMINATED PORTION") of this Transaction, such that its "beneficial ownership" following such partial termination will be equal to or less than 8%. In the event that JPMorgan so designates an Early Termination Date with respect to a portion of this Transaction, a payment shall be made pursuant to Section 6 of the Agreement as if (i) an Early Termination Date had been designated in respect of a Transaction having terms identical to this Transaction and a Number of Options equal to the Terminated Portion, (ii) the Counterparty and JPMorgan shall both be Affected Parties with respect to such partial termination and (iii) such Transaction shall be the only Terminated Transaction. Notwithstanding any other provision in this Confirmation to the contrary requiring or allowing JPMorgan to purchase, sell, receive or deliver any shares or other securities to or from Counterparty, JPMorgan may designate any of its affiliates to purchase, sell, receive or deliver such shares or other securities and otherwise to perform JPMorgan's obligations in respect of this Transaction and any such designee may assume such obligations. JPMorgan shall be discharged of its obligations to Counterparty to the extent of any such performance.

         (k) Amendment. Paragraph (i) of Section 9.7(b) of the Equity Definitions is hereby amended for purposes of this Transaction by replacing "two-year" with "90 calendar day".

         (l) Damages. Neither party shall be liable under Section 6.10 of the Equity Definitions for special, indirect or consequential damages, even if informed of the possibility thereof.

         (m) Early Unwind. In event the sale of Convertible Notes is not consummated with the initial purchasers for any reason by the close of business in New York on August 15, 2003 (or such later date as agreed upon by the parties) (August 15, 2003 or such later date as agreed upon being the "EARLY UNWIND DATE"), this Transaction shall automatically terminate (the "EARLY UNWIND"), on the Early Unwind Date and (i) the Transaction and all of the respective rights and obligations of JPMorgan and Counterparty under the Transaction shall be cancelled and terminated and (ii) each party shall be released and discharged by the other party from and agrees not to make any claim against the other party with respect to any obligations or liabilities of the other party arising out of and to be performed in connection with the Transaction either prior to or after the Early Unwind Date; provided that Counterparty shall purchase from JPMorgan on the Early Unwind Date all Shares purchased by JPMorgan or one or more of its affiliates and assume, or reimburse the cost of, derivatives entered into by JPMorgan or one or more of its affiliates in connection with hedging this Transaction. The Purchase price paid by the Counterparty shall be JPMorgan's actual cost of such Shares and derivatives as JPMorgan informs Counterparty and shall be paid in immediately available funds on the Early Unwind Date. JPMorgan and Counterparty represent and acknowledge to the other that, subject to the proviso included in the preceding sentence, upon an Early Unwind, all obligations with respect to the Transaction shall be deemed fully and finally discharged.

         (n) Role of Agent. Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., an affiliate of JPMorgan ("JPMSI"), has acted solely as agent and not as principal with respect to this Transaction and (ii) JPMSI has no obligation or liability, by way of guaranty, endorsement or otherwise, in any manner in respect of this Transaction (including, if applicable, in respect of the settlement thereof). Each party agrees it will

                    A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                     BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                  look solely to the other party (or any guarantor in respect thereof) for performance of such other party's obligations under this Transaction.

         (o)      Additional Provisions.

                  (i) Section 9.6(a)(ii) of the Equity Definitions is hereby amended by (1) deleting from the third line thereof the word "or" after the word "official" and inserting a comma therefor, and (2) deleting the period at the end of subsection (ii) thereof and inserting the following words therefor " or (C) at JPMorgan's option, the occurrence of any of the events specified in Section 5(a)(vii) (1) through (9) of the ISDA Master Agreement with respect to that Issuer."

                  (ii) Notwithstanding Section 9.7 of the Equity Definitions, everything in the first paragraph of Section 9.7(b) of the Equity Definitions after the words "Calculation Agent" in the third line through the remainder of such Section 9.7 shall be deleted and replaced with the following:

                  "based on an amount representing the Calculation Agent's determination of the fair value to Buyer of an option with terms that would preserve for Buyer the economic equivalent of any payment or delivery (assuming satisfaction of each applicable condition precedent) by the parties in respect of the relevant Transaction that would have been required after that date but for the occurrence of the Nationalization or De-Listing Event, as the case may be."

         (p) Alternative Calculations and Payment on Early Termination and on Certain Extraordinary Events. If JPMorgan shall owe Counterparty any amount pursuant to Sections 9.3, 9.6 or 9.7 of the Equity Definitions or pursuant to any early termination hereunder or under the Agreement or pursuant to Section 6(d)(ii) of the Agreement or otherwise (a "PAYMENT OBLIGATION"), JPMorgan may, in its sole discretion, satisfy any such Payment Obligation by the Share Termination Alternative (as defined below) by giving irrevocable telephonic notice to Counterparty, confirmed in writing within one Currency Business Day, between the hours of 9:00 a.m. and 4:00 p.m. New York local time on the Announcement Date or Early Termination Date, as applicable ("NOTICE OF SHARE TERMINATION"). Upon Notice of Share Termination no later than 8:00 a.m. on the Exchange Business Day immediately following the Announcement Date or Early Termination Date, as applicable, the following provisions shall apply:

                  Share Termination               Applicable and means that
                  Alternative:                    JPMorgan shall deliver to
                                                  Counterparty the Share
                                                  Termination Delivery Property
                                                  on the date when the Payment
                                                  Obligation would otherwise be
                                                  due pursuant to Section 9.7 of
                                                  the Equity Definitions or
                                                  Section 6(d)(ii) of the
                                                  Agreement, as applicable (the
                                                  "SHARE TERMINATION PAYMENT
                                                  DATE"), in satisfaction of the
                                                  Payment Obligation in the
                                                  manner reasonably requested by
                                                  Counterparty free of payment.

                  Share Termination Delivery      A number of Share Termination
                  Property:                       Delivery Units, as calculated
                                                  by the Calculation Agent,
                                                  equal to the Payment
                                                  Obligation divided by the
                                                  Share Termination Unit

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

                                              Price. The Calculation Agent shall
                                              adjust the Share Termination
                                              Delivery Property by replacing any
                                              fractional portion of a security
                                              therein with an amount of cash
                                              equal to the value of such
                                              fractional security based on the
                                              values used to calculate the Share
                                              Termination Unit Price.

         Share Termination Unit Price:        The value to JPMorgan of property
                                              contained in one Share Termination
                                              Delivery Unit on the date such
                                              Share Termination Delivery Units
                                              are to be delivered as Share
                                              Termination Delivery Property, as
                                              determined by the Calculation
                                              Agent in its discretion by
                                              commercially reasonable means and
                                              notified by the Calculation Agent
                                              to JPMorgan at the time of
                                              notification of the Payment
                                              Obligation.

         Share Termination Delivery Unit:     One Share or, if a Merger Event
                                              has occurred and a corresponding
                                              adjustment to this Transaction has
                                              been made, a unit consisting of
                                              the number or amount of each type
                                              of property received by a holder
                                              of one Share (without
                                              consideration of any requirement
                                              to pay cash or other consideration
                                              in lieu of fractional amounts of
                                              any securities) in such Merger
                                              Event, as determined by the
                                              Calculation Agent.

         Failure to Deliver:                  Applicable

         Other applicable provisions:         If this Transaction is to be Share
                                              Termination Settled, the
                                              provisions of Sections 6.6, 6.7,
                                              6.8 and 6.10 (as modified above)
                                              of the Equity Definitions will be
                                              applicable, except that all
                                              references in such provisions to
                                              "Physically-Settled" shall be read
                                              as references to "Share
                                              Termination Settled" and all
                                              references to "Shares" shall be
                                              read as references to "Share
                                              Termination Delivery Units".
                                              "Share Termination Settled" in
                                              relation to this Transaction means
                                              that Share Termination Settlement
                                              is applicable to this Transaction.

(q) Governing Law. New York law (without reference to choice of law doctrine).

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                           PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue, 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519 (PLEASE NOTE THIS NEW FAX NUMBER).

                                 Very truly yours,

                                       J.P. Morgan Securities Inc., as agent for
                                       JPMorgan Chase Bank

                                       By: /s/ Nicola Mudge
                                           --------------------
                                       Authorized Signatory
                                       Name: NICOLA MUDGE

         Accepted and confirmed
         as of the Trade Date:

         CADENCE DESIGN SYSTEMS, INC.

         By:___________________
         Authorized Signatory
         Name:

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS ON NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y5N HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, USA.

                                                                 [JPMORGAN LOGO]

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to EDG Confirmation Group, J.P. Morgan Securities Inc., 277 Park Avenue. 11th Floor, New York, NY 10172-3401, or by fax on 212 622 8519 (PLEASE NOTE THIS NEW FAX NUMBER).

                                    Very truly yours,

                                       J.P. MORGAN SECURITIES INC., AS AGENT FOR
                                       JPMORGAN CHASE BANK

                                       By:_______________________
                                       Authorized Signatory
                                       Name:

         Accepted and confirmed
         as of the Trade Date:

         CADENCE DESIGN SYSTEMS, INC.

         By: /s/ William Porter
             -----------------------
         Authorized Signatory
         Name:

                  WILLIAM PORTER
                  SR. VP &CFO

                     A SUBSIDIARY OF J.P. MORGAN CHASE & CO.
  INCORPORATED WITH LIMITED LIABILITY AS A NEW YORK STATE CHARTERED COMMERCIAL
                                      BANK.
      REGISTERED IN ENGLAND BRANCH NUMBER BR000746. AUTHORISED BY THE FSA. REGISTERED BRANCH ADDRESS 125 LONDON WALL, LONDON, EC2Y 5AJ. HEAD OFFICE 270
                          PARK AVENUE, NEW YORK, LISA.